UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 8, 2006

TCF FINANCIAL CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	001-10253	41-1591444
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

200 Lake Street East, Mail Code EX0-03-A, Wayzata, Minnesota 55391-1693

(Address of principal executive offices)

(612) 661-6500

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01  Entry into a Material Definitive Agreement.

On April 8, 2006, an independent sub-committee of the Compensation Committee of the Board of Directors approved an amendment to the TCF Employees Stock Purchase Plan – Supplemental Plan (“the Supplemental Plan”). In addition to formally adopting the Supplemental Plan’s name, the Supplemental Plan was amended to (1) recognize that TCF has the discretion under the Employees Stock Purchase Plan to allow employees to contribute in 2007 more than 1% of bonuses earned in 2006 and paid in 2007 to that Plan; and (2) eliminate the previous six month delay for distributions from the Supplemental Plan after death.

A copy of the amendment is attached hereto as Exhibit 10(j)-2 and is hereby incorporated by reference.

Item 9.01 Financial Statements and Exhibits.

(c)          Exhibits.

Exhibit No.	Description

10(j)-2	Amendment to TCF Employees Stock Purchase Plan – Supplemental Plan

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TCF FINANCIAL CORPORATION

/s/ Lynn A. Nagorske
Lynn A. Nagorske, Chief Executive Officer and Director

/s/ Neil W. Brown
Neil W. Brown, President and Chief Financial Officer (Principal Financial Officer)

/s/ David M. Stautz
David M. Stautz, Senior Vice President, Controller and Assistant Treasurer (Principal Accounting Officer)

Dated:   April 13, 2006

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